EXHIBIT 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND FULL-YEAR 2007 RESULTS
Reports Record Annual and Quarterly Revenue of $567.6 Million and $156.9 Million
SEATTLE — February 7, 2008 — Digital entertainment services company RealNetworks®, Inc. (Nasdaq: RNWK) today announced results for the fourth quarter and year ended December 31, 2007.
Quarterly Highlights:
•	Record revenue of $156.9 million

•	Net income of $2.7 million or $0.02 per diluted share

•	Adjusted EBITDA of $15.7 million
Full-year 2007 Highlights:
•	Record revenue of $567.6 million

•	Net income of $48.3 million or $0.29 per diluted share

•	Adjusted EBITDA of $53.9 million
“2007 was a strong year for RealNetworks,” said Rob Glaser, chairman and CEO of Real. “We crossed half a billion dollars in revenue for the first time, and more than doubled our adjusted EBITDA. We formed deep alliances with Viacom’s MTV Networks and Verizon Wireless, continued to lead in casual games, and introduced the innovative RealPlayer® 11.”
For the fourth quarter of 2007, revenue grew 25% to $156.9 million compared with $125.6 million for the fourth quarter of 2006. Revenue growth in the fourth quarter of 2007 compared with the fourth quarter of 2006 was due to: a 29% increase in Games revenue to $30.9 million; a 21% increase in Music revenue to $40.5 million; a 59% increase in Technology Products and Solutions revenue to $59.9 million, due in part to the acquisition of WiderThan during the year-ago fourth quarter; and a 16% decline in Media Software and Services revenue to $25.6 million. Foreign currency exchange rate fluctuations positively affected 2007 fourth quarter revenue by approximately $2.4 million compared with the fourth quarter of 2006.
Net income for the fourth quarter of 2007 was $2.7 million or $0.02 per diluted share, compared with $39.3 million or $0.22 per diluted share in the fourth quarter of 2006. Results for the fourth quarter of 2006 included payments related to Real’s antitrust settlement and commercial agreements with Microsoft. The final payment was received under these agreements during the first quarter of 2007. Further information regarding these payments can be found in Real’s SEC filings.
Adjusted net income, described below in Real’s description of non-GAAP financial measures, was $12.9 million, or $0.08 per diluted share, for the fourth quarter of 2007, compared with $10.2 million, or $0.06 per diluted share, in the fourth quarter of 2006. Adjusted EBITDA for the fourth quarter of 2007 was $15.7 million compared with $9.1 million in the fourth quarter of 2006. A reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is provided in the financial tables that accompany this release.
Gross margin was 61% in the fourth quarter of 2007 compared with 66% in the fourth quarter of 2006. Operating expenses for the fourth quarter of 2007 were $121.1 million,

compared with $31.1 million in the fourth quarter of 2006. Operating expenses in the fourth quarter of 2007 included $16.6 million of related party advertising in Rhapsody America, and operating expenses in the fourth quarter of 2006 included benefits related to payments under Real’s antitrust settlement and commercial agreements with Microsoft.
As of December 31, 2007, Real had approximately $556.6 million in unrestricted cash, cash equivalents and short-term investments and $100 million of convertible debt.
Under Real’s current stock repurchase program, approximately 5.6 million shares were repurchased for $36.6 million during the fourth quarter of 2007, completing the stock repurchase program authorized by Real’s Board of Directors.
Full Year 2007 Results
For 2007, revenue grew 44% to $567.6 million compared with $395.3 million for 2006. Revenue growth was due to: a 26% increase in Games revenue to $108.5 million; a 21% increase in Music revenue to $149.1 million; a 185% increase in Technology Products and Solutions revenue to $206.6 million, due largely to the acquisition of WiderThan during the year-ago fourth quarter; and a 9% decline in Media Software and Services revenue to $103.3 million. Foreign currency exchange rate fluctuations positively affected 2007 revenue by approximately $6.2 million compared with 2006.
Net income for 2007 was $48.3 million, or $0.29 per diluted share, compared with $145.2 million, or $0.81 per diluted share, in 2006. Results for 2006 included payments related to Real’s antitrust settlement and commercial agreements with Microsoft.
Adjusted net income for 2007 was $41.5 million, or $0.25 per diluted share, compared with $28.2 million, or $0.16 per diluted share, in 2006. Adjusted EBITDA for 2007 was $53.9 million compared with $20.7 million in 2006. A reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is provided in the financial tables that accompany this release.
Gross margin was 62% in 2007 compared with 69% in 2006. Operating expenses for 2007 were $346.8 million, compared with $80.6 million in 2006. Operating expenses in 2007 include $24.4 million of related party advertising in Rhapsody America, and 2006 operating expenses included benefits related to payments under Real’s antitrust settlement and commercial agreements with Microsoft.
Business Outlook
The following forward-looking statements reflect Real’s expectations as of February 7, 2008. It is not Real’s general practice to update these forward-looking statements until its next quarterly results announcement.
For the full year 2008, Real expects revenue in the range of $612 million to $632 million. Real expects 2008 GAAP net loss per share of $(0.09) to $(0.04) and EBITDA of $61 million to $73 million, compared with adjusted EBITDA of $53.9 million in 2007. This profitability guidance assumes a net benefit from the Rhapsody America ownership structure of between $17 million and $20 million, representing Viacom’s 49% share in the venture and related party advertising. In addition to the minority interest benefit, this also includes the gain on sale of 49% of Real’s music business. Real’s earnings per share guidance includes interest income of between $13 million and $14 million, an approximate 55% decrease from 2007 due to lower interest rates and a lower cash balance. Real’s earnings per share guidance also includes tax expense of between $8 million and $12 million, even though pretax GAAP income will be between a loss of $(6) million and income of $6 million.
For the first quarter of 2008, Real expects revenue in the range of $139 million to $143 million. Real expects first quarter pre-tax income to be between a loss of $(5.7) million and a loss of $(2.7) million, and expects EBITDA of between $9 million and $12 million. Real expects its income tax expense to be between a benefit of $7.5 million and an expense of $(5.1) million, resulting in expected GAAP net income per diluted share of between a loss of $(0.08) and income of $0.02; $0.08 of this $0.10 guidance range is due to Real’s estimated income tax range. For 2008, Real expects that small changes in its pre-tax earnings will result in large changes to its GAAP tax rate, which could significantly impact Real’s quarterly GAAP results.
Webcast and Conference Call Information
The Company will host a webcast and conference call today at 5:00pm (Eastern)/ 2:00pm (Pacific). The live webcast featuring slides and audio, will be available at http://investor.realnetworks.com. Listeners must use RealPlayer® to listen to the conference call, which can be downloaded for free at www.real.com. The on-demand webcast will be available approximately two hours following the conclusion of the live webcast. Participants may access the conference call by dialing 800-857-5305 (773-681-5857 for international callers). The passcode is “Fourth Quarter Earnings,” and the leader is Rob Glaser. A telephonic replay will be available until 8:00pm (Eastern) on February 14, 2008 and may be accessed by dialing 866-308-3945 (203-369-3240 for international callers).
RNWK-F
For More Information Contact
Press: Bill Hankes, (206) 892-6614, bhankes@real.com
Financial: Marj Charlier, (206) 892-6718, mcharlier@real.com
ABOUT REALNETWORKS
RealNetworks, Inc. delivers digital entertainment services to consumers via PC, portable music player, home entertainment system and mobile phone. Real created the streaming media category in 1995 and has continued to lead the market with pioneering products and services, including: RealPlayer®, the first mainstream media player to enable one-click downloading and recording of Internet video; the award-winning Rhapsody® digital music service, which delivers more than 1 billion songs per year; RealArcade®, one of the largest casual games destinations on the Web; and a variety of mobile entertainment services, such as ringback tones, offered to consumers through leading wireless carriers around the world. RealNetworks’ corporate information is located at www.realnetworks.com/company.
About Non-GAAP Financial Measures
To supplement RealNetworks’ condensed consolidated financial statements presented in accordance with GAAP, we present investors with certain non-GAAP financial measures, including adjusted net income and adjusted net income per share, adjusted EBITDA, adjusted EBITDA by reporting segment, adjusted cost of revenue and adjusted operating expenses.
•	Adjusted net income consists of net income excluding the impact of the following: stock-based compensation expense; income and expenses including charitable contributions related to the Microsoft agreements; equity investment gains and losses from sales or impairments; acquisition costs, including amortization of intangible assets

(net of minority interest effect) and expenses for employee stock options that were converted to cash rights; gain on initial formation of Rhapsody America; an estimate of the income taxes from the aforementioned items; and changes in deferred tax asset valuation allowances.
•	Adjusted net income per share is calculated by dividing adjusted net income by GAAP weighted average diluted shares outstanding.
•	Adjusted EBITDA and adjusted EBITDA by reporting segment consist of net income excluding the impact of the following: interest income, net; income taxes; depreciation; amortization (net of minority interest effect); stock-based compensation; expenses for employee stock options that were converted to cash rights; equity investment gains and losses from sales or impairments; income and expenses including charitable contributions related to the Microsoft agreements; and gain on initial formation of Rhapsody America.
•	Adjusted cost of revenue consists of GAAP cost of revenue excluding stock-based compensation expenses, and acquisition costs including amortization of intangible assets (net of minority interest effect) and expenses for employee stock options that were converted to cash rights.
•	Adjusted operating expenses consist of GAAP operating expenses excluding stock-based compensation expenses, antitrust litigation expenses (benefits) and acquisition costs including amortization of intangible assets (net of minority interest effect) and expenses for employee stock options that were converted to cash rights.
RealNetworks believes that the presentation of adjusted net income and adjusted net income per share, adjusted EBITDA, adjusted EBITDA by reporting segment, adjusted cost of revenue and adjusted operating expenses provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides consistency and comparability with our past financial reports, and also facilitates comparisons with other companies in our industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. Management has historically used these non-GAAP measures when evaluating operating performance because the inclusion or exclusion of the items described above provides additional useful measures of our operating results and facilitates comparisons of our core operating performance against prior periods and our business model objectives. We have chosen to provide this information to investors in order to enable them to perform additional analyses of past, present and future operating performance, to enable them to compare us to other companies, and as a supplemental means to evaluate our ongoing operations. Externally, we believe that adjusted net income and adjusted EBITDA continue to be useful to investors in their assessment of our operating performance and the valuation of our company.
Internally, adjusted net income and adjusted net income per share, adjusted EBITDA, adjusted EBITDA by reporting segment, adjusted cost of revenue, and adjusted operating expenses are significant measures used by management for purposes of:
•	supplementing the financial results and forecasts reported to our board of directors;
•	evaluating the operating performance of our company which includes direct and incrementally controllable revenue and costs of operations, but excludes items considered by management to be either non-cash or non-operating such as interest income and expense, stock-based compensation, tax expense, deferred tax valuation allowance changes, depreciation and amortization;

•	managing and comparing performance internally across our businesses and externally against our peers;
•	establishing internal operating budgets; and
•	evaluating and valuing potential acquisition candidates.
Adjusted net income is used by RealNetworks as a broad measure of financial performance that encompasses our operating performance, cash, capital structure and investment management, and income tax planning effectiveness. Adjusted EBITDA is used by management as a way to isolate our operating performance and to compare it to that of other companies.
Adjusted net income and adjusted net income per share, adjusted EBITDA, adjusted EBITDA by reporting segment, adjusted cost of revenue, and adjusted operating expenses are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of RealNetworks’ results as reported under GAAP. We expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. Some of the limitations in relying on our non-GAAP financial measures are:
•	Adjusted net income, adjusted net income per share, adjusted EBITDA and adjusted EBITDA by reporting segment are measures which we have defined for internal and investor purposes and are not in accordance with GAAP. A further limitation associated with these measures is that they do not include all costs and income that impact our net income and net income per share. We compensate for these limitations by prominently disclosing GAAP net income, which we believe is the most directly comparable GAAP measure, and providing investors with reconciliations from GAAP net income to adjusted net income, adjusted EBITDA and adjusted EBITDA by reporting segment.
•	Adjusted cost of revenue is limited in that it does not include stock-based compensation expenses, and certain costs associated with our acquisitions. Adjusted operating expenses are limited in that they do not include stock-based compensation expenses, antitrust litigation expenses (benefit) and certain costs associated with our acquisitions. We compensate for these limitations by prominently disclosing the reported GAAP results and providing investors with a reconciliation from GAAP to the adjusted amount.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income to adjusted net income and adjusted EBITDA, income before income taxes to adjusted EBITDA by reporting segment, GAAP cost of revenue to adjusted cost of revenue and GAAP operating expenses to adjusted operating expenses for the relevant periods.
Forward-Looking Statements: This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to Real’s future revenue, GAAP net income (loss) per share, EBITDA, pre-tax income, income tax expense, interest income, depreciation and amortization and stock-based compensation expense. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: potentially large changes in Real’s GAAP tax rate that could result from even small changes in Real’s pretax earnings; development and consumer acceptance of legal online music distribution services generally and RealNetworks’ content services in particular because these are relatively new and unproven business models and markets; risks associated with the creation and operation of Rhapsody America; risks associated with acquisitions generally, and the acquisitions of WiderThan, Sony NetServices, GameTrust and Exomi in particular, including the risks of integration, unknown liabilities and operations in new markets and geographies; the potential that we will be unable to continue to enter into commercially attractive agreements with third parties for the provision of compelling content for our subscription service offerings; the emergence of new entrants and competition in the market for digital media subscription offerings and online music sales; the impact on our gross margins of content costs and from the mix of subscribers to subscription offerings with higher content costs than others; competitive risks, including competing technologies, products and services, and the competitive activities of our larger competitors, some of which have strong ties to streaming media users through other products; risks associated with the introduction of new products and services, including the new RealPlayer; risks inherent in strategic relationships, especially with competitors, and technology and service integration efforts; and risks relating to the ability of Real’s strategic partners to generate subscribers for Real’s digital content services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, and its quarterly reports on Form 10-Q and from time to time in other reports filed by RealNetworks with the Securities and Exchange Commission. The preparation of our financial statements and forward-looking financial guidance requires us to make estimates and assumptions that affect the reported amount of assets and liabilities and the reported amounts of revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. The Company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.
RealNetworks, Rhapsody and RealPlayer are trademarks or registered trademarks of RealNetworks, Inc. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(in thousands, except per share data)
Net revenue	$156,882	$125,574	$567,620	$395,261

Cost of revenue	61,705	42,320	213,491	124,108

Gross profit	95,177	83,254	354,129	271,153

Operating expenses:
Research and development	27,719	22,259	102,731	77,386
Sales and marketing	56,819	53,998	209,412	165,602
Advertising with related party (A)	16,613	—	24,360	—
General and administrative	16,159	15,746	67,326	57,332
Restructuring charge	3,748	—	3,748	—
Loss on excess office facilities (B)	—	—	—	738

Subtotal operating expenses	121,058	92,003	407,577	301,058

Antitrust litigation benefit, net (C)	—	(60,856)	(60,747)	(220,410)

Total operating expenses	121,058	31,147	346,830	80,648

Operating (loss) income	(25,881)	52,107	7,299	190,505

Other income (expenses):
Interest and other, net	6,417	9,644	30,874	37,622
Gain (loss) on sale of equity investments	(34)	—	98	2,286
Equity in net income (loss) of investments	(308)	326	(440)	326
Impairment of equity investments	—	(3,116)	—	(3,116)
Minority interest in Rhapsody America (D)	13,318	—	19,784	—
Gain on initial formation of Rhapsody America (E)	—	—	3,866	—
Gain on sale of interest in Rhapsody America (F)	8,464	—	12,544	—
Other income	756	(302)	1,746	130

Other income, net	28,613	6,552	68,472	37,248

Income before income taxes	2,732	58,659	75,771	227,753
Income taxes	(47)	(19,357)	(27,456)	(82,537)

Net income	$2,685	$39,302	$48,315	$145,216

Basic net income per share	$0.02	$0.24	$0.32	$0.90
Diluted net income per share	$0.02	$0.22	$0.29	$0.81

Shares used to compute basic net income per share	144,387	162,130	151,665	160,973
Shares used to compute diluted net income per share	157,626	180,919	166,409	179,281

(A)	Consists of advertising purchased by Rhapsody America from MTV Networks (MTVN). MTVN has a 49% ownership interest in Rhapsody America.

(B)	The loss on unoccupied excess office facilities represents an increase in the estimate of loss from building operating costs that are not expected to be recovered.

(C)	Consists of amounts received under the Settlement and Commercial agreements with Microsoft, net of certain legal fees, personnel costs, public relations and other professional service fees incurred related to antitrust complaints against Microsoft, including proceedings in the European Union.

(D)	Minority interest reflects MTVN’s 49% ownership interest in the losses of Rhapsody America.

(E)	Consists of gains realized from MTVN’s asset contributions to Rhapsody America.

(F)	Consists of gains realized from MTVN’s note payments to Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,	December 31,
	2007	2006
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$476,697	$525,232
Short-term investments	79,932	153,688
Trade accounts receivable, net	84,674	65,751
Deferred costs, current portion	6,408	1,643
Deferred tax assets, net, current portion	—	891
Prepaid expenses and other current assets	26,492	21,990

Total current assets	674,203	769,195

Equipment, software, and leasehold improvements, at cost:
Equipment and software	109,621	83,587
Leasehold improvements	30,632	29,665

Total equipment, software, and leasehold improvements	140,253	113,252
Less accumulated depreciation and amortization	83,756	65,509

Net equipment, software, and leasehold improvements	56,497	47,743

Restricted cash equivalents	15,509	17,300
Equity investments	9,976	22,649
Other assets	10,161	5,148
Deferred tax assets, net, non-current portion	40,913	27,150
Other intangible assets, net	107,677	105,109
Goodwill	353,153	309,122

Total assets	$1,268,089	$1,303,416

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$56,160	$52,097
Accrued and other liabilities	106,783	104,328
Deferred revenue, current portion	39,564	24,137
Related party payable (A)	17,241	—
Convertible debt, current portion	100,000	—
Accrued loss on excess office facilities, current portion	3,389	4,508

Total current liabilities	323,137	185,070

Deferred revenue, non-current portion	2,663	3,440
Accrued loss on excess office facilities, non-current portion	7,311	9,993
Deferred rent	4,518	4,331
Deferred tax liabilities, net, non-current portion	22,060	27,076
Convertible debt, non-current portion	—	100,000
Other long-term liabilities	13,683	3,740

Total liabilities	373,372	333,650

Minority interest (B)	19,613	—

Shareholders’ equity	875,104	969,766

Total liabilities and shareholders’ equity	$1,268,089	$1,303,416

(A)	Related party payable reflects amounts owed to MTVN.

(B)	Minority interest reflects MTVN’s 49% ownership in the net assets of Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Years Ended December 31,
	2007	2006
	(in thousands)
Cash flows from operating activities:
Net income	$48,315	$145,216
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	45,225	20,980
Stock-based compensation	23,918	18,151
Loss on disposal of equipment, software, and leasehold improvements	302	276
Equity in net loss of investments	440	(326)
Gain on sale of equity investments	(98)	(2,286)
Impairment of equity investments	—	3,116
Excess tax benefit from stock option exercises	(562)	(39,183)
Accrued loss on excess office facilities	(3,801)	(3,515)
Deferred income taxes	(15,052)	54,986
Minority interest in Rhapsody America	(19,784)	—
Gain on sale of interest in Rhapsody America	(16,410)	—
Other	95	97
Net change in certain assets and liabilities, net of acquisitions	1,162	(26,592)

Net cash provided by operating activities	63,750	170,920

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(26,658)	(13,808)
Purchases of short-term investments	(133,427)	(204,841)
Proceeds from sales and maturities of short-term investments	207,183	180,973
Purchases of intangible assets	(2,796)	—
Proceeds from the sales of equity investments	1,615	2,286
Purchase of equity investments	(1,656)	(834)
Decrease in restricted cash equivalents	1,805	—
Cash used in acquisitions, net of cash acquired	(45,599)	(257,841)

Net cash provided by (used in) investing activities	467	(294,065)

Cash flows from financing activities:
Net proceeds from sales of common stock under employee stock purchase plan and exercise of stock options	15,894	54,929
Net proceeds from sales of interest in Rhapsody America	48,716	—
Excess tax benefit from stock option exercises	562	39,183
Repurchase of common stock	(178,792)	(98,876)

Net cash used in financing activities	(113,620)	(4,764)

Effect of exchange rate changes on cash	868	1,170

Net decrease in cash and cash equivalents	(48,535)	(126,739)

Cash and cash equivalents, beginning of period	525,232	651,971

Cash and cash equivalents, end of period	$476,697	$525,232

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
				(in thousands)
Net Revenue by Line of Business:
Consumer products and services (A)	$96,998	$91,824	$87,115	$85,040	$88,022	$82,497	$77,442	$74,811
Technology products and solutions (B)	59,884	53,271	49,056	44,432	37,552	11,179	11,967	11,791

Total net revenue	$156,882	$145,095	$136,171	$129,472	$125,574	$93,676	$89,409	$86,602

Consumer Products and Services:
Subscriptions (C)	$54,784	$55,551	$51,091	$51,490	$50,835	$50,878	$47,452	$47,832
Media properties (D)	20,438	16,071	17,748	15,932	18,815	13,883	11,546	9,484
E-commerce and other (E)	21,776	20,202	18,276	17,618	18,372	17,736	18,444	17,495

Total consumer products and services revenue	$96,998	$91,824	$87,115	$85,040	$88,022	$82,497	$77,442	$74,811

Consumer Products and Services:
Music (F)	$40,540	$37,658	$36,801	$34,127	$33,623	$30,375	$30,118	$28,918
Media software and services (G)	25,572	25,346	25,419	27,011	30,513	29,586	26,127	27,277
Games (H)	30,886	28,820	24,895	23,902	23,886	22,536	21,197	18,616

Total consumer products and services revenue	$96,998	$91,824	$87,115	$85,040	$88,022	$82,497	$77,442	$74,811

Net Revenue by Geography:
United States	$96,806	$91,281	$88,035	$84,554	$81,758	$69,433	$66,542	$65,700
Rest of world	60,076	53,814	48,136	44,918	43,816	24,243	22,867	20,902

Total net revenue	$156,882	$145,095	$136,171	$129,472	$125,574	$93,676	$89,409	$86,602

Subscribers (presented as greater than) *:
Total subscribers (I)	30,200	29,250	26,150	24,550	22,700	2,450	2,400	2,400
Technology products and solutions application services subscribers (J)	27,600	26,600	23,600	21,900	20,200

Music subscribers:
Consumer music subscribers (K)	1,900	1,925	1,850	1,875	1,725	1,650	1,625	1,575
Technology products and solutions application services music subscribers (L)	825	825	825	800	800

Total Music Subscribers**	2,725	2,750	2,675	2,675	2,525	1,650	1,625	1,575

*	Beginning the quarter ended December 31, 2006, total subscribers reflect the inclusion of subscribers related to wireless carrier application subscription services. Total music subscribers includes subscribers from our technology products and solutions application subscription services, such as music-on-demand, as well as our consumer music services, such as Rhapsody and Premium Radio. Although music-on-demand subscribers are included in the technology products and solutions application services subscribers and total music subscribers, these subscribers are only counted once as part of our total subscribers.

**	Prior periods have been changed to reflect current period presentation. Totals may not equal due to rounding convention.

(A)	Revenue is derived from consumer digital media subscription services, RealPlayer Plus and related products, sales and distribution of third party software products, content such as games and music and advertising.

(B)	Revenue is derived from carrier application services such as ringback tones and music-on-demand, media delivery system software, support and maintenance services, broadcast hosting services and consulting services.

(C)	Revenue is derived from consumer digital media subscription services including: SuperPass, RadioPass, Rhapsody, GamePass and stand-alone subscriptions.

(D)	Revenue is derived from advertising and through the distribution of third party products.

(E)	Revenue is derived from RealPlayer Plus and related products, sales of third party software products, and content such as games and music.

(F)	Revenue is derived from Rhapsody and RadioPass subscription services and sales of music content, advertising generated from our music and music related websites and the distribution of third party products.

(G)	Revenue is derived from SuperPass subscriptions, RealPlayer Plus and related products, stand-alone subscription services, sales and distribution of third-party software products and advertising related to our non-game and non-music related web properties.

(H)	Revenue is derived from GamePass subscription service, sales of games, advertising generated from our games and game-related websites and the distribution of third-party products.

(I)	Total subscribers include technology products and solutions application services and consumer subscription services including: ringback tones, music-on-demand, video-on-demand, Rhapsody, Rhapsody-to-Go, RadioPass, SuperPass, GamePass, and stand-alone subscriptions.

(J)	Technology products and solutions application service subscribers include: ringback tones, music-on-demand and video-on-demand.

(K)	Consumer music subscribers include: Rhapsody, Rhapsody-to-Go, premium radio, and music-on-demand.

(L)	Technology products and solutions application services music subscribers include subscribers from application services including music-on-demand.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)
Reconciliation of GAAP net income to adjusted net income is as follows:

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2007	2007	2007	2006	2006	2006	2006
	(in thousands, except per share data)
Net income in accordance with GAAP	$2,685	$4,342	$1,327	$39,961	$39,302	$42,153	$38,878	$24,883
Stock-based compensation	6,627	5,984	5,622	5,685	5,819	5,021	3,673	3,638
Loss (gain) on equity investments	34	—	(132)	—	3,116	—	(2,286)	—
Conversion of WiderThan stock options to a cash equivalent	190	413	614	845	641	—	—	—
Acquisitions related intangible asset amortization* (net of minority interest effect)	6,639	5,583	5,311	5,312	3,530	569	445	727
Gain on initial formation of Rhapsody America	—	(3,866)	—	—	—	—	—	—
Expenses (benefit) related to antitrust litigation:
Income	—	—	—	(61,000)	(61,000)	(62,000)	(58,000)	(40,000)
Expenses	179	201	202	471	1,026	1,000	997	971
Charitable contributions	—	—	—	1,921	2,009	1,889	1,805	1,225
Tax impact of above pro forma items*	(3,568)	(3,187)	(3,858)	20,051	18,428	20,370	19,569	12,446
Change in income tax valuation allowance	83	(255)	(143)	(2,805)	(2,662)	—	—	—

Adjusted net income	$12,869	$9,215	$8,943	$10,441	$10,209	$9,002	$5,081	$3,890

GAAP basic net income per share	$0.02	$0.03	$0.01	$0.25	$0.24	$0.26	$0.24	$0.15
GAAP diluted net income per share	$0.02	$0.03	$0.01	$0.22	$0.22	$0.24	$0.22	$0.14

Adjusted basic net income per share*	$0.09	$0.06	$0.06	$0.06	$0.06	$0.06	$0.03	$0.02
Adjusted diluted net income per share*	$0.08	$0.06	$0.05	$0.06	$0.06	$0.05	$0.03	$0.02

Shares used to compute basic net income per share	144,387	149,667	153,880	161,350	162,130	160,578	159,938	160,887
Shares used to compute diluted net income per share	157,626	163,094	169,033	178,053	180,919	178,913	177,337	176,923
Reconciliation of GAAP net income to adjusted EBITDA is as follows:

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2007	2007	2007	2006	2006	2006	2006
	(in thousands)
Net income in accordance with GAAP	$2,685	$4,342	$1,327	$39,961	$39,302	$42,153	$38,878	$24,883
Interest income, net	(6,417)	(7,290)	(8,065)	(9,102)	(9,644)	(10,618)	(9,381)	(7,979)
Stock-based compensation	6,627	5,984	5,622	5,685	5,819	5,021	3,673	3,638
Loss (gain) on equity investments	34	—	(132)	—	3,116	—	(2,286)	—
Conversion of WiderThan stock options to a cash equivalent	190	413	614	845	641	—	—	—
Depreciation and amortization	5,703	6,210	5,661	4,621	4,970	3,692	3,522	3,525
Acquisitions related intangible asset amortization* (net of minority interest effect)	6,639	5,583	5,311	5,312	3,530	569	445	727
Gain on initial formation of Rhapsody America	—	(3,866)	—	—	—	—	—	—
Expenses (benefit) related to antitrust litigation:
Income	—	—	—	(61,000)	(61,000)	(62,000)	(58,000)	(40,000)
Expenses	179	201	202	471	1,026	1,000	997	971
Charitable contributions	—	—	—	1,921	2,009	1,889	1,805	1,225
Income taxes	47	2,012	2,178	23,219	19,357	25,908	22,521	14,751

Adjusted EBITDA	$15,687	$13,589	$12,718	$11,933	$9,126	$7,614	$2,174	$1,741

*	2006 results have been restated to include acquisition related intangible asset amortization and related tax impact to conform to the pro forma presentation for 2007.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	Quarter Ended December 31, 2007
	Music (A)	Consumer (B)	TPS (C)	Other	Grand Total
	(in thousands)
Net revenue	$40,540	$56,458	$59,884	$—	$156,882

Cost of revenue	21,892	10,950	28,863	—	61,705

Gross profit	18,648	45,508	31,021	—	95,177

Gross margin	46%	81%	52%	—	61%

Operating expenses:
Advertising with related party	16,613	—	—	—	16,613
Restructuring charge	—	—	—	3,748	3,748
Other operating expenses	28,817	38,246	33,489	145	100,697

Total operating expenses	45,430	38,246	33,489	3,893	121,058

Income (loss) from operations	(26,782)	7,262	(2,468)	(3,893)	(25,881)

Other income (expenses):
Interest income, net	—	—	—	6,417	6,417
Minority interest	13,318	—	—	—	13,318
Gain on initial formation of Rhapsody America	—	—	—	—	—
Gain on sale of interest in Rhapsody America	8,464	—	—	—	8,464
Other income	—	—	—	414	414

Other income, net	21,782	—	—	6,831	28,613

Income (loss) before income taxes	$(5,000)	$7,262	$(2,468)	$2,938	$2,732

Reconciliation of segment GAAP income before taxes to segment adjusted EBITDA is as follows:

Income (loss) before income taxes	$(5,000)	$7,262	$(2,468)	$2,938	$2,732
Interest income, net	—	—	—	(6,417)	(6,417)
Stock-based compensation	1,296	2,283	3,048	—	6,627
Conversion of WiderThan stock options to a cash equivalent	—	—	190	—	190
Acquisition related intangible amortization (D)	384	911	5,344	—	6,639
Loss (gain) on equity investments	—	—	—	34	34
Gain on initial formation of Rhapsody America	—	—	—	—	—
Depreciation and amortization	1,187	1,928	2,588	—	5,703
Expenses (benefit) related to antitrust litigation:
Income	—	—	—	—	—
Expenses	—	—	—	179	179
Charitable contributions	—	—	—	—	—

Adjusted EBITDA	$(2,133)	$12,384	$8,702	$(3,266)	$15,687

	Year Ended December 31, 2007
	Music (A)	Consumer (B)	TPS (C)	Other	Grand Total
	(in thousands)
Net revenue	$149,126	$211,851	$206,643	$—	$567,620

Cost of revenue	81,462	39,840	92,189	—	213,491

Gross profit	67,664	172,011	114,454	—	354,129

Gross margin	45%	81%	55%	—	62%

Operating expenses:
Advertising with related party	24,360	—	—	—	24,360
Restructuring charge	—	—	—	3,748	3,748
Other operating expenses	103,482	142,749	130,551	(58,060)	318,722

Total operating expenses	127,842	142,749	130,551	(54,312)	346,830

Income (loss) from operations	(60,178)	29,262	(16,097)	54,312	7,299

Other income (expenses):
Interest income, net	—	—	—	30,874	30,874
Minority interest	19,784	—	—	—	19,784
Gain on initial formation of Rhapsody America	3,866	—	—	—	3,866
Gain on sale of interest in Rhapsody America	12,544	—	—	—	12,544
Other income	—	—	—	1,404	1,404

Other income, net	36,194	—	—	32,278	68,472

Income (loss) before income taxes	$(23,984)	$29,262	$(16,097)	$86,590	$75,771

Reconciliation of segment GAAP income before taxes to segment adjusted EBITDA is as follows:

Income (loss) before income taxes	$(23,984)	$29,262	$(16,097)	$86,590	$75,771
Interest income, net	—	—	—	(30,874)	(30,874)
Stock-based compensation	4,595	9,048	10,275	—	23,918
Conversion of WiderThan stock options to a cash equivalent	—	—	2,062	—	2,062
Acquisition related intangible amortization (D)	601	2,633	19,611	—	22,845
Loss (gain) on equity investments	—	—	—	(98)	(98)
Gain on initial formation of Rhapsody America	(3,866)	—	—	—	(3,866)
Depreciation and amortization	4,894	6,384	10,917	—	22,195
Expenses (benefit) related to antitrust litigation:
Income	—	—	—	(61,000)	(61,000)
Expenses	—	—	—	1,053	1,053
Charitable contributions	—	—	—	1,921	1,921

Adjusted EBITDA	$(17,760)	$47,327	$26,768	$(2,408)	$53,927

Note: Cost of revenue and operating expenses of the segments shown above include costs directly attributable to those segments and an allocation of general and administrative and other common or shared costs.
(A) The Music segment primarily includes revenue and related costs from: Rhapsody America’s Rhapsody and Radiopass subscription services; sales of digital music content through the Rhapsody service and the RealPlayer music store; and advertising from music websites.
(B) The Consumer segment primarily includes revenue and related costs from: the sale of individual games through our RealArcade service and our Games related websites including GameHouse, Mr. Goodliving, Zylom (acquired in January 2006), and Atrativa (acquired in November 2006); our GamePass and FunPass subscription service; our SuperPass and stand-alone premium video subscription services; RealPlayer Plus and related products; sales and distribution of third-party software products; and all advertising other than that related directly to our Music businesses.
(C) TPS comprises our Technology Products and Solutions segment which includes revenue and related costs from: sales of ringback tone, music-on-demand, video-on-demand, messaging, and information services; sales of media delivery system software, including Helix system software and related authoring and publishing tools, both directly to customers and indirectly through original equipment manufacturer (OEM) channels; support and maintenance services sold to customers who purchase software products; broadcast hosting services; and consulting and professional services that are offered to customers.
(D) Net of minority interest effect within our Music segment.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	Quarter Ended December 31, 2007
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$61,705	$(249)	$(2,479)	$(15)	$—	$58,962

Operating expenses:
Research and development	$27,719	$(2,161)	$—	$(40)	$—	$25,518
Sales and marketing	56,819	(2,388)	(4,160)	(135)	—	50,136
Advertising with related party	16,613	—	—	—	—	16,613
General and administrative	16,159	(1,829)	—	—	(179)	14,151
Restructuring charge	3,748	—	—	—	—	3,748

Total adjusted operating expenses, net	$121,058	$(6,378)	$(4,160)	$(175)	$(179)	$110,166

	Quarter Ended December 31, 2006
			Acquisitions
			Related
			Intangible	Antitrust
	As	Stock-Based	Asset	Litigation
	Reported	Compensation	Amortization(B)	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue (B)	$42,320	$(108)	$(1,391)	$—	$40,821

Operating expenses:
Research and development	$22,259	$(1,946)	$—	$—	$20,313
Sales and Marketing (B)	53,998	(2,440)	(2,139)	—	49,419
General and administrative	15,746	(1,325)	—	(2,891)	11,530
Antitrust litigation benefit, net	(60,856)	—	—	60,856	—

Total adjusted operating expenses, net (B)	$31,147	$(5,711)	$(2,139)	$57,965	$81,262

	Year Ended December 31, 2007
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$213,491	$(769)	$(8,572)	$(324)	$—	$203,826

Operating expenses:
Research and development	$102,731	$(7,314)	$—	$(398)	$—	$95,019
Sales and marketing	209,412	(9,373)	(14,273)	(973)	—	184,793
Advertising with related party	24,360	—	—	—	—	24,360
General and administrative	67,326	(4,633)	—	(368)	(2,542)	59,783
Restructuring charge	3,748	—	—	—	—	3,748
Antitrust litigation benefit, net	(60,747)	—	—	—	60,747	—

Total adjusted operating expenses, net	$346,830	$(21,320)	$(14,273)	$(1,739)	$58,205	$367,703

	Year Ended December 31, 2006
			Acquisitions
			Related
			Intangible	Antitrust
	As	Stock-Based	Asset	Litigation
	Reported	Compensation	Amortization(B)	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue (B)	$124,108	$(257)	$(2,201)	$—	$121,650

Operating expenses:
Research and development	$77,386	$(6,512)	$—	$—	$70,874
Sales and Marketing (B)	165,602	(7,152)	(3,070)	—	155,380
General and administrative	57,332	(4,230)	—	(10,332)	42,770
Loss on excess office facilities	738	—	—	—	738
Antitrust litigation benefit, net	(220,410)	—	—	220,410	—

Total adjusted operating expenses, net (B)	$80,648	$(17,894)	$(3,070)	$210,078	$269,762

(A)	- Net of minority interest effect within our Music segment.

(B)	- 2006 results have been restated to include acquisition related intangible asset amortization to conform to the pro forma presentation for 2007.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)
A reconciliation of GAAP net income guidance for the quarter ending March 31, 2008 and the full year ending December 31, 2008 to EBITDA guidance is as follows:

	Quarter Ending March 31, 2008		Year Ending December 31, 2008
	Low	High	Low	High
		(in millions)
Net income in accordance with GAAP	$(13.2)	$2.4	$(14.0)	$(5.0)
Interest income, net & other	(4.5)	(4.8)	(13.0)	(14.0)
Stock-based compensation and conversion of WiderThan stock options to a cash equivalent	5.8	7.3	24.0	30.0
Depreciation and amortization, including acquisitions related intangible asset amortization (net of minority interest effect)	13.4	12.2	56.0	51.0
Income taxes	7.5	(5.1)	8.0	11.0

Total EBITDA	$9.0	$12.0	$61.0	$73.0